                                                                   EXHIBIT 10.12

CONFIDENTIAL TREATMENT REQUESTED BY LINKTONE LTD. THIS EXHIBIT HAS BEEN REDACTED. REDACTED MATERIAL IS MARKED WITH "*" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

RING BACK TONE LICENSE AGREEMENT ("LICENSE")

Agreement made as of the 6th day of May, 2003

BETWEEN:

SONY MUSIC (ASIA) INC. of Suites 2801-13, 28th Floor, CITIC Tower, No.1 Tim Mei Avenue, Admiralty, Hong Kong (hereinafter "Licensor")

AND

LINKTONE CONSULTING LTD. of Harbour Ring Plaza, 6th Floor, 18 Xi Zang Zhong Road, Shanghai, 200001, People's Republic of China (hereinafter "Licensee").

IT IS AGREED AS FOLLOWS:-

1.  GRANT OF RIGHTS

    1.1. Solely with respect to Licensor's ownership interest in each Recording (as specified on Schedule A hereto), Licensor grants to Licensee the exclusive right, privilege and license, during the Term (as specified on Schedule A hereto) and throughout the Territory (as specified on Schedule A hereto) as follows:-

         (a) to reproduce the Recordings onto Licensee's computer server(s) solely for its internal business purposes and for subsequent distribution to Approved Sublicensee(s) listed on Schedule A for use in their respective ring back tone services offered to their respective subscribers ("Subscribers") in the Territory to personalize the connecting tone to be heard by the calling parties over a regional wireless transmission network (e.g., IVR or WAP), provided (i) Licensor shall be the exclusive supplier of music content to each Approved Sublicensee's ring back tone service during the first month such service is launched; and (ii) Licensor shall be the dominant supplier supplying more than 50% of music content to each Approved Sublicensee's ring back tone service during month two to month four (both months inclusive) such service is launched; and

         (b) to reproduce the Recordings for Subscribers to pre-listen the ring back tone over the Internet provided (i) the Recordings shall not exceed fifteen (15) seconds and (ii) the Recordings are protected from permanent download and further copying.

    1.2. This License does not include any right or authority to make any use of the Recordings not expressly authorised herein. This license is subject to the express condition that the Licensee has or will obtain all other licenses and consents that are required in connection with the reproduction and the public performance of the Recordings. This shall include, but not limited to, any valid licenses being obtained from the music publishers who control any musical works contained in the Recordings and any applicable music publishing organizations.

    1.3. This license is subject to the express condition that the retail price for each Recording to be used in the ring back tone service(s) offered in the Territory shall, unless otherwise approved by Licensor in writing, be at least 3 Reminbi and for the avoidance of doubt, this price shall exclude any promotional discounts which Approved Sublicensee(s) may offer to Subscribers. Licensee shall give at least ten days advance notice to Licensor in case there are any price adjustments based on discounts/promotions offered by Approved Sublicensee(s) to Subscribers and any discounts/promotions offered in connection with the Recordings can only be offered to Subscribers with Licensor's prior written approval.

    1.4. No right is granted to Licensee hereunder to use the Recordings in connection with any advertisement or commercial, including but limited to isolating or positioning a Recording in a way that could be construed as advertising or promoting any product or service, including any promotion of Licensee's or Approved Sublicensee(s)' products or services.

    1.5. No use of any Recording as permitted herein shall exceed forty (00:40) seconds, except as otherwise approved in writing by Licensor. The Recordings shall not be edited, modified or otherwise altered, except with the prior written approval from Licensor.

    1.6. All rights not specifically granted herein are reserved by Licensor.

2.  LICENSEE OBLIGATIONS

    (a) Licensee agrees to comply with any and all restrictions communicated to Licensee by Licensor relating to Territory, name and likeness, trademark, use restrictions and any other restrictions to which Licensor may be contractually bound. In particular, Licensee shall not use Licensor's name or its labels, or the name, likeness or biographical materials of any artist performing the Recordings, including without limitation, in advertising or press releases without Licensor's prior written approval.

    (b) Licensee shall obtain all necessary licenses from relevant copyright owners that are required in connection with the reproduction and public performance of the Recordings so as to comply with copyright laws in the Territory, including but not limited to any valid licenses being obtained from the music publishers who control any musical works contained in the Recordings and any applicable music publishing organizations and shall make the payment of all fees, royalties or other charges in connection therewith.

    (c) In the event that Licensor shall request for any reason that Licensee cease exploiting any Recording pursuant to the rights granted hereunder prior to the expiration of the Term, Licensee shall do so immediately after receiving notice of such request.

    (d) If so requested by Licensor, Licensee shall make available to Licensor any aggregate, non-identifiable end-user data Licensee or Approved Sublicensee(s) collect relating to Subscribers who have subscribed for the Recordings licensed hereunder as ring back tones. Any such data shall be made available to Licensor, on a regular basis during the Term and for sixty (60) days after the Term, in all formats maintained by Licensee.

    (e) Licensee will use its best endeavours to procure that each Approved Sublicensee will ensure that (i) all the ring back tones used in its ring back tone service will be supplied by Licensor during the first month it launches such service, (ii) at least 50% of the ring back tones used in its ring back tone service will be supplied by Licensor during month two to month four (both months inclusive) it launches such service; (iii) the retail price for each Recording used in its ring back tone service will be at least 3 Reminbi (which excludes any promotional discounts which it may offer to Subscribers) during the Term; (iv) it will give at least one month advance notice to Licensee/Licensor in case there are any price adjustments based on discounts/promotions which it may offer to Subscribers; and (v) it will obtain Licensor's prior written approval before it offers any discounts/promotions to Subscribers in connection with the Recordings.

    (f) At Licensor's request, Licensee will provide Licensor with digital copies of any digitized Recordings and other artistic and literary materials or promotional content which Licensor had supplied to Licensee pursuant to this License, and Licensor may freely exploit them in its own discretion.

    (g) Licensee will use its best endeavours to procure each Approved Sublicensee be responsible and pay for all delivery, billing and customer support in connection with the ring back tone service(s) which it may offer to Subscribers, which delivery, billing and customer support shall be performed in a professional and commercially reasonable manner in accordance with the industry standards of the Hong Kong mobile market. Licensee shall be responsible for billing each Approved Sublicensee at its own costs.

3.  ROYALTY AND ROYALTY ACCOUNTINGS

    (a) In consideration for the rights granted herein, Licensee shall pay to Licensor royalties at ********** (*) *************** for each Recording used as a ring back tone ("Royalty").

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND CONFIDENTIAL TERMS HAVE BEEN
OMITTED

    (b) Licensee shall render to Licensor true and detailed accounting statements, in electronic or digital format, of all royalties payable hereunder no less often than fifteen (15) days following its receipt of the monthly payment from Approved Sublicensees, but in no event shall such payments be made later than thirty (30) days after the end of each calendar month. The statements shall report all royalty bearing transactions on a Recording-by-Recording basis, including but not limited to reporting on each Recording by title, performing artist, total revenue received from Subscibers, the number of subscriptions of such Recording, the amount of tax to be withheld and the resultant Royalty payable hereunder. Each accounting statement shall be accompanied by payment to Licensor of all royalties due.

    (c) All payments to Licensor shall be computed in Reminbi and remitted to Licensor in United States dollars to an account in Hong Kong designated by Licensor. Each conversion from another currency for the purpose of computing such payments shall be calculated at the rate of exchange in effect on the date the statement concerned is rendered.

    (d) Licensee shall maintain accurate and complete records and accounting books with regard to the licensing and exploitation of the Recordings, including but not limited to, all information needed to compute and verify the amounts payable to Licensor hereunder. Licensor may audit such records and books. Licensor may make such an examination for a particular statement only once. Upon no less than thirty (30) days' notice, Licensor may conduct such audit during Licensee's normal business hours at the place where Licensee keeps such records and books to be examined. Any audit shall be conducted at Licensor's sole expense, except that if any audit reveals an error resulting in underpayment to Licensor of five (5%) percent or more of the total amount accounted to Licensor during the accounting periods audited, Licensee shall pay to Licensor all reasonable audit costs, including travel, hotel and per diems, together with the underpayment. Any royalties owed and unpaid to Licensor shall accumulate interest at one (1%) percent above The Hong Kong and Shanghai Banking Corporation's prime lending rate.

4.  TERMINATION

    (a) Licensor may terminate this License by giving Licensee notice in any of the following circumstances:

         (i) Licensee fails to perform any of its obligations under this License for any reason (including impossibility of performance) and such failure has not been remedied to Licensor's satisfaction within thirty (30) days after Licensee's receipt of Licensor's written notice thereof.

         (ii) Licensee attempts to assign any of its rights under this License without Licensor's prior written consent, or if any of those rights succeeds to any other person or entity by operation of law.

         (iii) If the control or ownership of Licensee or any of Licensee's capital stock vests, directly or indirectly, in any person or entity except the persons or entities who actually own Licensee's outstanding capital stock as of the date of this License, without Licensor's prior written consent.

    (b) This License will terminate automatically, without notice, if any of the following occurs:

         (i) Licensee is dissolved or its assets are liquidated, or if Licensee becomes insolvent.

         (ii) A bankruptcy proceeding, for a reorganization or for other relief from the claims of creditors, or any similar proceeding, takes place with respect to Licensee or its assets.

    (c) A termination of the License under this Clause 4 will not limit or affect any of Licensor's other rights.

    (d) Upon the expiration or termination of the Term, all of Licensee's rights hereunder shall terminate. Licensee shall delete, or cause to be deleted, the Recordings from any database or computer server which might be used to transmit, deliver or otherwise distribute the Recordings to any Approved Sublicensee(s) or Subscribers, and Licensee shall (and shall procure all Approved Sublicensee(s)) make no further use whatsoever of the Recordings. Licensee shall destroy all existing copies of the Recordings and furnish to Licensor an affidavit of destruction within fifteen (15) days after the end of the Term.

5. NOTICES: All notices under this License will be in writing and will be given by registered or certified mail, return receipt requested, at the respective addresses shown above or such other address as either party shall designate. Notices shall be deemed given when mailed, except that a notice of change of address shall be effective only from the date of its receipt.

6.  MOST FAVORED NATIONS:

    If at any time during the Term hereof, Licensee pays any royalty for the same or equivalent rights as granted herein to any other major international record companies, or to any agent of the same (including any music industry rights society), that is greater or more beneficial than the Royalty specified above, Licensee shall pay such royalty and offer such other financial terms to Licensor retroactively to the accounting period during which such higher royalty and other sum(s) are accounted to such other record companies.

7.  WARRANTIES, REPRESENTATIONS, AND INDEMNITIES

    (a) With respect to its ownership interests in the Recordings described in Schedule A,

         Licensor represents, warrants and agrees that it has the full right, power and authority to enter into this License and to grant to Licensee all the rights hereunder on the terms and conditions set forth herein.

    (b)  Licensee warrants, represents and agrees as follows:

         (i) Licensee's principal place of business is located within the People's Republic of China.

         (ii) Licensee shall take all steps, if reasonably and commercially available, to secure and maintain protection of the Recordings, by way of encryption or otherwise, as permitted pursuant to copyright and equivalent or similar laws throughout the Territory.

         (iii) Upon written instruction from Licensor, Licensee shall not license or distribute any Recording to any third party that is engaged in piracy, illegal activities or other unauthorized use of the Recordings, or that has otherwise been designated by the IFPI or other such body as an illegal producer or distributor.

         (iv) Licensor owns all right, title and interest, including all the intellectual property rights, in and to the Recordings. Except as otherwise expressly stated herein, nothing in this License shall be construed to grant Licensee any license or right, by implication, estoppel or otherwise, to any intellectual property of Licensor, including without limitation, trademarks, copyrights, patents or trade secrets.

         (v) If Licensee becomes aware of any unauthorized use of the Recordings or other illegal activities concerning Licensor's rights in the Recordings by any third party, Licensee shall immediately notify Licensor thereof and shall cooperate with Licensor (at Licensor's sole expense) in the event that Licensor commences any action or proceeding against such third party.

    (c) Each party hereunder will hold the other party, its successors, assigns, agents and licensees, free and harmless from and against any and all claims, demands, damages, expenses, losses or costs (including reasonable attorney's fees and costs), or any sums paid in settlement, arising out of or incurred as a direct result of any actual breach of the representations, warranties, agreements and undertakings of or by the party concerned.

8.  MISCELLANEOUS

    (a) No designation, approval, or consent provided for in this License will be deemed given unless set forth in writing and signed by an authorized officer or representative of the party concerned.

    (b) This License contains the entire understanding of the parties and cannot be changed, amended or terminated except by an instrument signed by an officer of each party.

         A waiver of any provision of this License will not waive that provision for the future or waive any subsequent breach of it. All remedies, rights, and obligations in this License shall be cumulative and none of them shall be in limitation of any other remedy, right, or obligation of either party.

    (c) This License shall only be construed in accordance with the substantive and procedural laws of the Hong Kong Special Administrative Region.

    (d) The relationship of the parties is that of independent contractors and nothing in this License shall render either party an agent of the other.

    (e) This License will not become effective until executed and delivered by Licensor and Licensee.

Signed: /s/ Richard Denekamp
        -------------------------------

For and on behalf of  SONY MUSIC (ASIA) INC. ("Licensor")

Name: Richard Denekamp

Position : President

Signed: /S/Raymond Lei Yang
        -------------------------------

For and on behalf of LINKTONE CONSULTING LTD. ("Licensee")

Name: Raymond Lei Yang

Position:  Chief Executive Officer

                                   SCHEDULE A

Recording(s):                   All recordings listed on attached Schedule B.
                                Licensor acknowledges that Licensee may intend to use additional recordings from time to time as ring back tones, and that Licensee will supply Licensor from time to time with a list of proposed recordings to be added to Schedule B, subject to Licensor's written approval.

Term: From 12 May 2003 to 11 November 2003, renewable for a six-month period starting from 12 November 2003 and ending on 11 April 2004 unless Licensor gives not less than 1 month prior written notice to Licensee before the expiry of the initial term, in which case the term will end on 11 November 2003.

Territory:                      The People's Republic of China (excluding the
                                Hong Kong Special Administrative Region, the
                                Macau Special Administrative Region and the
                                Taiwan Province)

Approved Sublicensee(s):        Shanghai Mobile Communications Corporation and
(Clause 1.1 (a) )               such other  mobile operators as Licensor shall
                                approve in writing from time to time.

Copyright notice:               "ALL RIGHT RESERVED - UNAUTHORISED COPYING,
                                REPRODUCTION, PUBLIC PERFORMANCE AND
                                BROADCASTING PROHIBITED."

                                   SCHEDULE B

                               List of Recordings

No.                                   Titles                                      Artists
------------------------------------------------------------------------------------------
 1                            Single Room Double Bed                             Karen Mok
------------------------------------------------------------------------------------------
 2                                     Love                                      Karen Mok
------------------------------------------------------------------------------------------
 3                           How much time you give me                           Karen Mok
------------------------------------------------------------------------------------------
 4                              If you were Li Bai                               Karen Mok
------------------------------------------------------------------------------------------
 5                                 Not Definite                                  Karen Mok
------------------------------------------------------------------------------------------
 6                                 Meteor Shower                                     F4
------------------------------------------------------------------------------------------
 7                                    At Once                                        F4
------------------------------------------------------------------------------------------
 8                           I Really Really Love You                                F4
------------------------------------------------------------------------------------------
 9                                Can't Loose You                                    F4
------------------------------------------------------------------------------------------
10                              Season of Fireworks                                  F4
------------------------------------------------------------------------------------------
11                                   Love Zone                                       F4
------------------------------------------------------------------------------------------
12                               Te Amo I Love You                                   F4
------------------------------------------------------------------------------------------
13                                    Me only                                        F4
------------------------------------------------------------------------------------------
14                                 Ask For More                                      F4
------------------------------------------------------------------------------------------
15                                  Make a Wish                                   Vic Chou
------------------------------------------------------------------------------------------
16                          Love you because I love you                           Vic Chou
------------------------------------------------------------------------------------------
17                                 Lonely Winter                                  Vic Chou
------------------------------------------------------------------------------------------
18                              How come it is you                                Vic Chou
------------------------------------------------------------------------------------------

19                             The special existence                              Vic Chou
-----------------------------------------------------------------------------------------------
20                                 Rigid for you                                  Vic Chou
-----------------------------------------------------------------------------------------------
21                                  SOS Hotline                                   Vic Chou
-----------------------------------------------------------------------------------------------
22                                   My Friend                                   Vanessa Wu
-----------------------------------------------------------------------------------------------
23                              Physiological Test                               Vanessa Wu
-----------------------------------------------------------------------------------------------
24                               Who makes you cry                               Vanessa Wu
-----------------------------------------------------------------------------------------------
25                           Who do you love if not me                           Vanessa Wu
-----------------------------------------------------------------------------------------------
26                              Searching of Juliet                              Vanessa Wu
-----------------------------------------------------------------------------------------------
27                                 Body can sing                                 Vanessa Wu
-----------------------------------------------------------------------------------------------
28                                 Lonely Plaza                                  Vanessa Wu
-----------------------------------------------------------------------------------------------
29                               See you as friend                          Ken Chu/ Vanessa Wu
-----------------------------------------------------------------------------------------------
30                                   Sunny Day                                    Ken Chu
-----------------------------------------------------------------------------------------------
31                                  Here We Are                                   Ken Chu
-----------------------------------------------------------------------------------------------
32                       Love will not always wait for you                        Ken Chu
-----------------------------------------------------------------------------------------------
33                           I Really Really Love You                              Jerry
-----------------------------------------------------------------------------------------------
34                                 Must have you                                   Jerry
-----------------------------------------------------------------------------------------------
35                                     Bias                                        Linda
-----------------------------------------------------------------------------------------------
36                                Closet Concert                                   Linda
-----------------------------------------------------------------------------------------------
37                                Want to escape                                   Linda
-----------------------------------------------------------------------------------------------
38                                     Julia                                    Leehom Wang
-----------------------------------------------------------------------------------------------
39                                Take Your Time                                Leehom Wang
-----------------------------------------------------------------------------------------------
40                           Couldn't have missed you                           Leehom Wang
-----------------------------------------------------------------------------------------------

41                            Revolution and Rotation                           Leehom Wang
-----------------------------------------------------------------------------------------------
42                               Forever First Day                              Leehom Wang
-----------------------------------------------------------------------------------------------
43                                  Crying Palm                                 Leehom Wang
-----------------------------------------------------------------------------------------------
44                                   Only One                                   Leehom Wang
-----------------------------------------------------------------------------------------------
45                            Love you = Love myself                            Leehom Wang
-----------------------------------------------------------------------------------------------
46                            You are the one I love                            Leehom Wang
-----------------------------------------------------------------------------------------------
47                                Heir of dragons                               Leehom Wang
-----------------------------------------------------------------------------------------------
48                                     W-H-Y                                    Leehom Wang
-----------------------------------------------------------------------------------------------
49                             Two people are not us                            Leehom Wang
-----------------------------------------------------------------------------------------------
50                                Don't be afraid                               Leehom Wang
-----------------------------------------------------------------------------------------------
51                            Loving you with my life                       Leehom Wang & Mindy
-----------------------------------------------------------------------------------------------
52                                    Pet Boy                                     Coco Lee
-----------------------------------------------------------------------------------------------
53                                  Aegean Sea                                    Coco Lee
-----------------------------------------------------------------------------------------------
54                                  Sorry Baby                                    Coco Lee
-----------------------------------------------------------------------------------------------
55                             Before I Fall In Love                              Coco Lee
-----------------------------------------------------------------------------------------------
56                                   Di Da Di                                     Coco Lee
-----------------------------------------------------------------------------------------------
57                                   So Crazy                                     Coco Lee
-----------------------------------------------------------------------------------------------
58                                   Sunny Day                                    Coco Lee
-----------------------------------------------------------------------------------------------
59                             Chinese Opera Actress                              Coco Lee
-----------------------------------------------------------------------------------------------
60                              Today till forever                                Coco Lee
-----------------------------------------------------------------------------------------------
61                                   Good Mood                                    Coco Lee
-----------------------------------------------------------------------------------------------

62                              You are my Superman                               Coco Lee
------------------------------------------------------------------------------------------------
63                          Every time thinking of you                            Coco Lee
------------------------------------------------------------------------------------------------
64                                Yesterday Love                                  Coco Lee
------------------------------------------------------------------------------------------------
65                                Shinny Promise                                  Coco Lee
------------------------------------------------------------------------------------------------
66                            Beautiful Foolish Woman                             Coco Lee
------------------------------------------------------------------------------------------------
67                                  Real Lover                                    Coco Lee
------------------------------------------------------------------------------------------------
68                            Really want to see you                              Coco Lee
------------------------------------------------------------------------------------------------
69                             Awaiting Love to Land                              Coco Lee
------------------------------------------------------------------------------------------------
70                                    Answer                                      Coco Lee
------------------------------------------------------------------------------------------------
71                           Loving you is my freedom                             Coco Lee
------------------------------------------------------------------------------------------------
72                                 Can love you                                   Coco Lee
------------------------------------------------------------------------------------------------
73                                Love me longer                                  Coco Lee
------------------------------------------------------------------------------------------------
74                                  Indication                                    Coco Lee
------------------------------------------------------------------------------------------------
75                               Bumping see love                                 Coco Lee
------------------------------------------------------------------------------------------------
76                                 After Winter                                   Coco Lee
------------------------------------------------------------------------------------------------
77                               Love you silently                                Coco Lee
------------------------------------------------------------------------------------------------
78                                     Color                                      Coco Lee
------------------------------------------------------------------------------------------------
79                                 Magic Mirror                                   Coco Lee
------------------------------------------------------------------------------------------------
80                            She cries before sleep                       Coco Lee / Mindy Quah
------------------------------------------------------------------------------------------------
81                              Waking up in Autumn                              Mindy Quah
------------------------------------------------------------------------------------------------
82                                    Stream                                     Mindy Quah

83                                    Love me                                    Mindy Quah
----------------------------------------------------------------------------------------------
84                             Ears of the neighbors                             Mindy Quah
----------------------------------------------------------------------------------------------
85                                 Broken String                                 Mindy Quah
----------------------------------------------------------------------------------------------
86                                   Note Book                                Zhou Chuanxiong
----------------------------------------------------------------------------------------------
87                                  Shinny Days                                 Meng Tingwei
----------------------------------------------------------------------------------------------
88                                Second Rainbow                                Meng Tingwei
----------------------------------------------------------------------------------------------
89                               Single Love Song                                Terry Lin
----------------------------------------------------------------------------------------------
90                                    Dismiss                                    Terry Lin
----------------------------------------------------------------------------------------------
91                       Give you some, not give you some                        Terry Lin
----------------------------------------------------------------------------------------------
92                              Tears of Mona Liza                               Terry Lin
----------------------------------------------------------------------------------------------
93                             When there's no moon                              Alice Hong
----------------------------------------------------------------------------------------------
94                                 I love summer                                   Tolaku
----------------------------------------------------------------------------------------------
95                                   LA LA LA                                Tolaku & Candy Lo
----------------------------------------------------------------------------------------------
96                                    Closer                                      Chris Yu
----------------------------------------------------------------------------------------------
97                                    Xia Sha                                     Chris Yu
----------------------------------------------------------------------------------------------
98                                   May Snow                                     Chris Yu
----------------------------------------------------------------------------------------------
99                                    Subways                                     Chris Yu
----------------------------------------------------------------------------------------------
100                             Soup of Granny Meng                               Chris Yu
----------------------------------------------------------------------------------------------
101                                 Roaming Dog                                   Chris Yu
----------------------------------------------------------------------------------------------
102                               Love to the end                                 Chris Yu
----------------------------------------------------------------------------------------------
103                         In love with another woman                            Chris Yu
----------------------------------------------------------------------------------------------
104                            The woman downstairs                               Chris Yu
----------------------------------------------------------------------------------------------

105                              Colour Butterfly                                 Chris Yu
-----------------------------------------------------------------------------------------------
106                        Caring person, loving person                     Joi Tsai & Chris Yu
-----------------------------------------------------------------------------------------------
107                               Love like Tides                                 Joi Tsai
-----------------------------------------------------------------------------------------------
108                                Express Love                                 Stella Huang
-----------------------------------------------------------------------------------------------
109                         The 7th day after break up                          Stella Huang
-----------------------------------------------------------------------------------------------
110                               Graduation Trip                               Stella Huang
-----------------------------------------------------------------------------------------------
111                                 Meat Patty                                    Kiki Lan
-----------------------------------------------------------------------------------------------
112                                   Dashes                                      Kiki Lan
-----------------------------------------------------------------------------------------------
113                                Love is gone                                   Kiki Lan
-----------------------------------------------------------------------------------------------
114                                Tropical Fish                                  Kiki Lan
-----------------------------------------------------------------------------------------------
115                                    Wale                                       Kiki Lan
-----------------------------------------------------------------------------------------------
116                                    Candy                                      Kiki Lan
-----------------------------------------------------------------------------------------------
117                                  Your call                               Kiki Lan & Tolaku
-----------------------------------------------------------------------------------------------
118                            Spirit of the Knights                             Jolin Tsai
-----------------------------------------------------------------------------------------------
119                              See my 72 changes                               Jolin Tsai
-----------------------------------------------------------------------------------------------
120                          Confession of a fake face                           Jolin Tsai
-----------------------------------------------------------------------------------------------
121                                Bragg Square                                  Jolin Tsai
-----------------------------------------------------------------------------------------------
122                                Say Love You                                  Jolin Tsai
-----------------------------------------------------------------------------------------------
123                                  Hey!Hah!                                    Comic Boyz
-----------------------------------------------------------------------------------------------
124                          Love perusal reproduction                           Comic Boyz
-----------------------------------------------------------------------------------------------
125                               Superman Heart                                 Comic Boyz
-----------------------------------------------------------------------------------------------
126                     I'm still loving you with my heart                      Pan Mei-chen
-----------------------------------------------------------------------------------------------

127                            I can scarify for you                            Pan Mei-chen
---------------------------------------------------------------------------------------------
128                                Extraordinary                                   Lu Yi
---------------------------------------------------------------------------------------------
129                                 Confession                                     Lu Yi
---------------------------------------------------------------------------------------------
130                    At lease leaving earlier than you do                   Lu Yi /Candy Lo
---------------------------------------------------------------------------------------------
131                                 I need you                                   Man Wenjun
---------------------------------------------------------------------------------------------
132                                    Story                                     Man Wenjun
---------------------------------------------------------------------------------------------
133                                Beautiful you                                 Man Wenjun
---------------------------------------------------------------------------------------------
134                              Loved, Dismissed                                  Da Di
---------------------------------------------------------------------------------------------
135                                Fire in Heart                                   Da Di
---------------------------------------------------------------------------------------------
136                                 Close Lover                                 Wang Ziming
---------------------------------------------------------------------------------------------
137                                 Unfamiliar                                    Yang Yun
---------------------------------------------------------------------------------------------
138                                  Remember                                     Han Xue
---------------------------------------------------------------------------------------------
139                                    Boom                                      Anastacia
---------------------------------------------------------------------------------------------
140                                  One Heart                                  Celine Dion
---------------------------------------------------------------------------------------------
141                         Have You Ever Been In Love                          Celine Dion
---------------------------------------------------------------------------------------------
142                      A New Day Has Come (Radio Remix)                       Celine Dion
---------------------------------------------------------------------------------------------
143                                  I'm Alive                                  Celine Dion
---------------------------------------------------------------------------------------------
144                        Goodbye's (The Saddest Word)                         Celine Dion
---------------------------------------------------------------------------------------------
145                                 Insatiable                                  Darren Hayes
---------------------------------------------------------------------------------------------
146                                 All I Have                                 Jennifer Lopez
---------------------------------------------------------------------------------------------
147                            Jenny From The Block                            Jennifer Lopez
---------------------------------------------------------------------------------------------
148                                    Alive                                   Jennifer Lopez
---------------------------------------------------------------------------------------------

149                               Let's Get Aloud                              Jennifer Lopez
---------------------------------------------------------------------------------------------
150                         The Ketchup Song (Asereje)                          Las Ketchup
---------------------------------------------------------------------------------------------
151                               I Need To Know                                Marc Anthony
---------------------------------------------------------------------------------------------
152                              You Rock My World                             Michael Jackon
---------------------------------------------------------------------------------------------
153                             Whenever, Wherever                                Shakira
---------------------------------------------------------------------------------------------

                             SONY MUSIC (ASIA) INC.

    SUITES 2801-13, 28TH FLOOR, CITIC TOWER, NO. 1 TIM MEI AVENUE, ADMIRALTY,
                                    HONG KONG

                        TEL: 2864-6200   Fax: 2864-6222

Dated as of 11th November, 2003

Shanghai Linktonc Consulting Co:, Ltd.
Harbour Ring Plaza
6th Floor, 18 Xi Zang Zhong Road
Shanghai 200001
People's Republic of China

Attn: Mr. Raymond Yang. CEO

Dear Sirs,

RING BACK TONE LICENSE AGREEMENT DATED AS OF 6TH MAY, 2003

We refer to the ring back tone license agreement dated as of 6th May, 2003 between ourselves as licensor and yourselves as licensee, as it may be amended in writing from time to time (the "License Agreement"). Terms defined in the License Agreement shall have the same meaning when used herein.

We are writing to confirm that we agree to renew the Term of the Agreement for 6 months (ie., until 11th May, 2004, hereafter the "Renewed Term"), subject to the following conditions:

1. You will pay us quarterly advances (each an "Advance") effective from 1st January, 2004. The amount of each Advance shall be equal to the Royalty payable by you to us in the preceding calendar quarter and the Advance shall be paid when you account Royalty to us for March, June, September or December (as the case may be) pursuant to clause 3 of the License Agreement and the first Advance shall be due in January 2004. Each Advance paid is not refundable, but is recoupable from all the Royalty payable by you to us under clause 3 of the License Agreement during the relevant calendar quarter. For instance, when you account Royalty to us for December 2003 in January 2004 pursuant to clause 3 of the License Agreement, you have to pay us at the same time an Advance equal to all the Royalty paid or payable by you to us for the period from 1st October to 31st December, 2003 and that such Advance is only recoupable from the Royalty payable by you to us during the period 1st January to 31st March, 2004. The amount of Advance will be pro-rated for the remainder of the Term which is shorter than a calendar quarter.

2. We have the right to terminate the exclusivity of this Agreement by giving you 7 days of prior written notice if the ring back tone service is also available directly through any content providers (rather than through mobile operators atone).

3. The automatic renewal option provided for under the heading "Term" in schedule A of the License Agreement is not applicable in the Renewed Term.

4. You will continue to comply with your obligations under the License Agreement and that you will also procure the Sub-licensees to comply with the terms of the License Agreement to the extent that such terms are applicable to them during the Renewed Term.

Save as amended hereunder, the License Agreement shall remain in full force and effect. Please confirm your agreement to the above by signing and returning the duplicate copy of this letter to us.

Yours faithfully,
For and on behalf of
Sony Music (Asia) Inc.

/s/ Richard Denekamp
----------------------------
President

Agreed and accepted.
For and on behalf of
Shanghai Linktone Consulting
Co., Ltd.

/s/ Raymond Yang
---------------------------
CEO
                                       18